EXHIBIT 99.1

NAME AND ADDRESS OF REPORTING PERSON:

                     SC Fundamental Value Fund, L.P.
                     747 Third Avenue
                     27th Floor
                     New York, New York 10017

ISSUER NAME AND TICKER OR TRADING SYMBOL:

                     Baycorp Holdings, Ltd. (MWH)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:

                     October 1, 2004

Explanation of Responses:

           This Form 4 is filed by SC Fundamental Value Fund, L.P. (the "Fund"), SC Fundamental LLC ("SCFLLC"), SC Fundamental Value BVI, LTD., SC - BVI Partners, PMC-BVI, Inc., SC Fundamental BVI, Inc., Peter M. Collery ("Collery"), Neil H. Koffler ("Koffler"), John T. Bird ("Bird") and SC Fundamental LLC Employee Savings and Profit Sharing Plan (the "SC Plan") (each a "Reporting Person"). Each Reporting Person is a member of a 13G Group reporting more than 10% ownership of the Common Stock of Baycorp Holdings, Ltd.

                                                     Amount of Securities                               Nature of
                                                      Beneficially Owned       Ownership Form:          Indirect
                                                      Following Reported        Direct (D) or          Beneficial
   Reporting Person                                     Transaction(s)           Indirect (I)           Ownership
   ----------------                                     --------------           ------------           ---------
   SC Fundamental Value Fund, L.P.                           31,318                   D
   SC Fundamental LLC                                        31,318                   I                    (1)
   Peter M. Collery                                          31,318                   I                    (2)
   Peter M. Collery                                             239                   I                    (3)
   Neil H. Koffler                                           31,318                   I                    (4)
   John T. Bird                                              31,318                   I                    (5)
   SC Fundamental Value BVI, Ltd.                            25,623                   D
   SC Fundamental LLC Employee Savings and                      239                   D
      Profit Sharing Plan
   SC-BVI Partners                                             None
   SC Fundamental BVI, Inc.                                    None
   PMC-BVI, Inc.                                               None


(1) Includes shares owned by the Fund. SCFLLC is the general partner of the Fund.
(2)  Includes shares owned by SCFLLC. Collery is a member of SCFLCC.
(3) Includes shares owned by the SC Plan. Collery is the sole trustee of the SC Plan.
(4)  Includes shares owned by SCFLLC. Koffler is a member of SCFLCC.
(5)  Includes shares owned by SCFLLC. Bird is a member of SCFLLC.

Each Reporting Person disclaims beneficial ownership of all indirectly owned securities reported on this Form in excess of such Reporting Person's pecuniary interest therein.

                             JOINT FILER INFORMATION



NAME:                SC Fundamental Value Fund, L.P.

ADDRESS:             747 Third Avenue
                     27th Floor
                     New York, New York  10017

ISSUER AND TICKER SYMBOL:  Baycorp Holdings, Ltd. (MWH)

DATE OF EVENT REQUIRING STATEMENT:  October 1, 2004

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.



SIGNATURE:           SC FUNDAMENTAL VALUE FUND, L.P.

                     By: SC Fundamental LLC, as General Partner

                     By: /s/ Neil H. Koffler
                         ---------------------------------------------
                         Neil H. Koffler, Member



Dated: May 4, 2005

                             JOINT FILER INFORMATION



NAME:                SC Fundamental LLC

ADDRESS:             747 Third Avenue
                     27th Floor
                     New York, New York  10017

DESIGNATED FILER:    SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Baycorp Holdings, Ltd. (MWH)

DATE OF EVENT REQUIRING STATEMENT:  October 1, 2004

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:     Member of 13G Group reporting
                                                 more than 10% ownership.



SIGNATURE:           SC FUNDAMENTAL LLC

                     By: /s/ Neil H. Koffler
                         ---------------------------------------------
                         Neil H. Koffler, Member



Dated: May 4, 2005

                             JOINT FILER INFORMATION



NAME:                SC Fundamental Value BVI, Ltd.

ADDRESS:             c/o Citco Fund Services (Cayman Islands) Ltd.
                     Corporate Center
                     West Bay Road
                     Grand Cayman, Cayman Islands

DESIGNATED FILER:    SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Baycorp Holdings, Ltd. (MWH)

DATE OF EVENT REQUIRING STATEMENT:  October 1, 2004

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.



SIGNATURE:           SC FUNDAMENTAL VALUE BVI, LTD.

                     By: SC Fundamental BVI, Inc.,
                         as managing general partner of investment manager

                     By: /s/ Neil H. Koffler
                         ---------------------------------------------
                         Neil H. Koffler, Vice President



Dated: May 4, 2005

                             JOINT FILER INFORMATION



NAME:                SC Fundamental BVI, Inc.

ADDRESS:             747 Third Avenue
                     27th Floor
                     New York, New York  10017

DESIGNATED FILER:    SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Baycorp Holdings, Ltd. (MWH)

DATE OF EVENT REQUIRING STATEMENT:  October 1, 2004

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:     Member of 13G Group reporting
                                                 more than 10% ownership.



SIGNATURE:           SC FUNDAMENTAL BVI, INC.

                     By: /s/ Neil H. Koffler
                         ---------------------------------------------
                         Neil H. Koffler, Vice President



Dated: May 4, 2005

                             JOINT FILER INFORMATION



NAME:                SC - BVI Partners

ADDRESS:             747 Third Avenue
                     27th Floor
                     New York, New York  10017

DESIGNATED FILER:    SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Baycorp Holdings, Ltd. (MWH)

DATE OF EVENT REQUIRING STATEMENT:  October 1, 2004

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:     Member of 13G Group reporting
                                                 more than 10% ownership.



SIGNATURE:         SC - BVI PARTNERS

                   By: SC Fundamental BVI, Inc., as managing general partner

                   By: /s/ Neil H. Koffler
                       ---------------------------------------------
                       Neil H. Koffler, Vice President



Dated: May 4, 2005

                             JOINT FILER INFORMATION



NAME:                PMC - BVI, Inc.

ADDRESS:             747 Third Avenue
                     27th Floor
                     New York, New York  10017

DESIGNATED FILER:    SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Baycorp Holdings, Ltd. (MWH)

DATE OF EVENT REQUIRING STATEMENT:  October 1, 2004

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.



SIGNATURE:           PMC - BVI, INC.

                     By: /s/ Neil H. Koffler
                         ---------------------------------------------
                         Neil H. Koffler, Secretary



Dated: May 4, 2005

                             JOINT FILER INFORMATION



NAME:                Peter M. Collery

ADDRESS:             c/o SC Fundamental LLC
                     747 Third Avenue
                     27th Floor
                     New York, New York  10017

DESIGNATED FILER:    SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Baycorp Holdings, Ltd. (MWH)

DATE OF EVENT REQUIRING STATEMENT:  October 1, 2004

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:     Member of 13G Group reporting
                                                 more than 10% ownership.



SIGNATURE:           /s/ Neil H. Koffler
                     ------------------------------------------
                     Neil H. Koffler, as Attorney-in-Fact
                     for Peter M. Collery



Dated: May 4, 2005

                             JOINT FILER INFORMATION



NAME:                Neil H. Koffler

ADDRESS:             c/o SC Fundamental LLC
                     747 Third Avenue
                     27th Floor
                     New York, New York  10017

DESIGNATED FILER:    SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Baycorp Holdings, Ltd. (MWH)

DATE OF EVENT REQUIRING STATEMENT:  October 1, 2004

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:      Member of 13G Group reporting
                                                  more than 10% ownership.



SIGNATURE:           /s/ Neil H. Koffler
                     -------------------------------
                     Neil H. Koffler



Dated: May 4, 2005

                             JOINT FILER INFORMATION



NAME:                John T. Bird

ADDRESS:             c/o SC Fundamental LLC
                     747 Third Avenue
                     27th Floor
                     New York, New York  10017

DESIGNATED FILER:    SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Baycorp Holdings, Ltd. (MWH)

DATE OF EVENT REQUIRING STATEMENT:  October 1, 2004

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.



SIGNATURE:           /s/ Neil H. Koffler
                     ------------------------------------------
                     Neil H. Koffler, as Attorney-in-Fact
                     for John T. Bird



Dated: May 4, 2005

                             JOINT FILER INFORMATION




NAME:                SC Fundamental LLC Employee Savings and Profit Sharing Plan

ADDRESS:             747 Third Avenue
                     27th Floor
                     New York, New York  10017

DESIGNATED FILER:    SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Baycorp Holdings, Ltd. (MWH)

DATE OF EVENT REQUIRING STATEMENT:  October 1, 2004

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:     Member of 13G Group reporting
                                                 more than 10% ownership.



SIGNATURE:           SC FUNDAMENTAL LLC EMPLOYEE SAVINGS
                     AND PROFIT SHARING PLAN

                     By: /s/ Peter M. Collery
                         ---------------------------------------------
                         Peter M. Collery, Trustee



Dated: May 4, 2005